Filed pursuant to Rule 497(e)
File Nos. 333-148624 and 811-22167

ALLIANZ FUNDS MULTI-STRATEGY TRUST

Supplement Dated November 1, 2011
to the Statutory Prospectus for Class A and C Shares of Allianz Funds Multi-Strategy Trust,
to the Statutory Prospectus for Institutional Class, Class P and D Shares of Allianz Funds Multi-Strategy Trust,
and to the Statement of Additional Information of Allianz Funds Multi-Strategy Trust,
Each dated April 1, 2011 (as revised September 26, 2011)

Disclosure Relating to the Allianz NFJ Diversified International Value Fund

The Fund’s name has been changed to “Allianz NFJ International Value II Fund.” All references to the Fund will be changed to “Allianz NFJ International Value II Fund.”

The Fund expects to commence operations on or about December 1, 2011.